UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 26, 2002

                              ENVIROKARE TECH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

       000-26095                                           88-0412549
(Commission File Number)                       (IRS Employer Identification No.)

2470 Chandler Avenue, Suite 5, Las Vegas, Nevada             89120
    (Address of Principal Executive Offices)               (Zip Code)

                                 (702) 262-1999
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

      On November 26, 2002, Envirokare Tech, Inc. (the "Company") issued a press release to announce that it raised $300,000 from a private placement of Company units during the third and fourth quarters of 2002. The units, priced at $.15 each, consisted of one share of the Company's common stock and a warrant, exercisable for a two-year period, to purchase one share of the Company's common stock, at an exercise price of $0.50 per share. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

Exhibit
Number        Description of Document
------        -----------------------

99.1          Press release dated November 26, 2002



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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ENVIROKARE TECH, INC.
                                                    (Registrant)


                                                By:  /s/ Steve Pappas
                                                     ---------------------------
                                                     Steve Pappas, President

Date:  November 26, 2002


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

                                  EXHIBIT INDEX

Exhibit
Number        Description of Document
------        -----------------------

99.1          Press release dated November 26, 2002


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